GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	GOODWILL AND OTHER INTANGIBLE ASSETS
The following table presents goodwill balances and the movements for each of our reportable segments during the years ended October 31, 2022 and 2023:

	Life Sciences and Applied Markets	Diagnostics and Genomics	Agilent CrossLab	Total
	(in millions)
Goodwill as of October 31, 2021	$1,575	$2,132	$268	$3,975
Foreign currency translation impact	(19)	(11)	(12)	(42)
Goodwill arising from acquisitions and adjustments	19	—	—	19
Goodwill as of October 31, 2022	$1,575	$2,121	$256	$3,952
Foreign currency translation impact	4	1	1	6
Goodwill arising from acquisitions and adjustments	—	15	—	15
Goodwill adjustment related to divestiture of business	—	(13)	—	(13)
Goodwill as of October 31, 2023	$1,579	$2,124	$257	$3,960

In the first quarter of fiscal year 2024, we reorganized our operating segments and moved our cell analysis business from our life sciences and applied markets business segment to our diagnostics and genomics business segment. As a result, we reassigned approximately $168 million of goodwill from our life sciences and applied markets business segment to our diagnostics and genomics business segment using the relative fair value allocation approach. Goodwill balances as of October 31, 2023, have been recast to conform to this new presentation. As a result of the reorganization, there was no change to our reporting units. In addition, we performed a goodwill impairment test, and the results of the analysis indicated that the fair values for all three of our reporting units were in excess of their carrying values by substantial amounts; therefore, no impairment was indicated.
In connection with the divestiture of our Resolution Bioscience business in the fourth quarter of fiscal year 2023, we received $50 million in cash and recorded a gain on the divestiture of $43 million in other income (expense), net in the consolidated statement of operations which included an adjustment to goodwill of $13 million in our diagnostics and genomics segment. We used the relative fair value approach in determining the adjustment to goodwill.
In addition, we performed a goodwill impairment test, and the results of the analysis indicated that the fair values for all three of our reporting units were in excess of their carrying values by substantial amounts as of September 30, 2023, our annual impairment test date. Based on the results of our quantitative testing, there was no impairment of goodwill for our reporting units in fiscal year 2023. There was no impairment of goodwill in fiscal years 2022 and 2021.
The component parts of other intangible assets at October 31, 2022 and 2023 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization	Net Book Value
	(in millions)
As of October 31, 2022:
Purchased technology	$1,733	$1,068	$665
Backlog	8	8	—
Trademark/Tradename	196	148	48
Customer relationships	180	105	75
Third-party technology and licenses	32	9	23
Total amortizable intangible assets	$2,149	$1,338	$811
In-Process R&D	10	—	10
Total	$2,159	$1,338	$821
As of October 31, 2023:
Purchased technology	$1,467	$1,093	$374
Trademark/Tradename	196	163	33
Customer relationships	149	112	37
Third-party technology and licenses	34	13	21
Total amortizable intangible assets	$1,846	$1,381	$465
In-Process R&D	10	—	10
Total	$1,856	$1,381	$475

In fiscal year 2023, we acquired two businesses for a total purchase price of $51 million. As a result, we recorded additions of $15 million to goodwill and $50 million to other intangible assets in our diagnostics and genomics and life sciences and applied markets segments primarily related to these two acquisitions. During fiscal year 2023, other intangible assets in total increased $2 million due to the impact of foreign currency translation.

In fiscal year 2022, we acquired Polymer Standards Service GmbH (PSS), a provider of solutions in the field of polymer characterization for $41 million. During fiscal year 2022, we recorded additions to goodwill of $19 million and additions to other intangible assets of $35 million related to the acquisition of PSS and advanced artificial intelligence technology. During the year other intangible assets decreased $3 million due to the impact of foreign currency translation.

In general, for United States federal tax purposes, goodwill from asset purchases is amortizable; however, any goodwill created as part of a stock acquisition is not deductible.

There were no impairments of indefinite-lived intangible assets during fiscal years 2023, 2022 and 2021. During the third quarter of fiscal year 2023, we recorded an impairment of finite-lived intangible assets of $258 million related to the exit of our Resolution Bioscience business in our diagnostics and genomics segment. Of the $258 million, $249 million was recorded in cost of sales and $9 million was recorded in selling, general and administrative expenses on our consolidated statement of operations. During fiscal years 2022 and 2021, there were no impairments of finite-lived intangible assets recorded. During 2023, we also wrote-off the gross carrying amounts of $7 million and the related accumulated amortization of fully amortized intangible assets which were no longer being used.

Amortization expense of intangible assets was $140 million in 2023, $192 million in 2022, and $195 million in 2021.
Future amortization expense related to existing finite-lived purchased intangible assets associated with business combinations for the next five fiscal years and thereafter is estimated below:

Estimated future amortization expense:
(in millions)
2024	$100
2025	$83
2026	$54
2027	$52
2028	$45
Thereafter	$131